Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Karen Kahn	Chris Zegarelli
Vice President, Corporate Communications	Director, Investor Relations
949-926-3139	aaaa 949-926-7567
kkahn@broadcom.com	czegarel@broadcom.com
Broadcom Reports Second Quarter 2011 Results
Net Revenue $1.8 billion — Up 12% Year over Year
GAAP Diluted EPS $.31; Non-GAAP Diluted EPS $.72
Q2 GAAP Results
•	Total Revenue: $1.8 billion (up 12% year over year)

•	Product Gross Margin: 49.6%

•	Diluted EPS: $0.31 (includes $0.14 of net non-recurring charges)

•	Cash Flow from Operations: $489 million
Q2 Non-GAAP Results
•	Product Gross Margin: 51.1%

•	Diluted EPS: $0.72
IRVINE, Calif. — July 25, 2011 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its second quarter ended June 30, 2011.
“Broadcom delivered solid profitability in Q2 within our non-GAAP target model, with better-than-expected gross margins and record cash flow from operations,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “Looking forward, we see strong demand for our communications solutions, reinforcing that innovation is driving customer demand. We expect solid growth in revenue and profitability in Q3.”
Net revenue for the second quarter of 2011 was $1.8 billion. This represents an increase of 12% compared with the $1.6 billion reported for the second quarter of 2010. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the second quarter of 2011 was $175 million, or $.31 per share (diluted),
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Broadcom Reports Second Quarter 2011 Results

compared with GAAP net income of $278 million, or $.52 per share (diluted), for the second quarter of 2010.
In addition to GAAP results, Broadcom reports adjusted net income and adjusted net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP diluted net income per share.” A discussion of Broadcom’s use of these and other non-GAAP financial measures is set forth below. Reconciliations of GAAP to non-GAAP financial measures for the three and six months ended June 30, 2011 and 2010, respectively, appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments”.
Non-GAAP net income for the second quarter of 2011 was $418 million, or $.72 per share (diluted), compared with non-GAAP net income of $418 million, or $.74 per share (diluted), for the second quarter of 2010.
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its second quarter financial results and current financial prospects today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 10:00 p.m. Pacific Time on Monday, August 15, 2011.
The financial results included in this release are unaudited.
About Broadcom
Broadcom Corporation (NASDAQ: BRCM), a FORTUNE 500® company, is a global leader and innovator in semiconductor solutions for wired and wireless communications. Broadcom® products seamlessly deliver voice, video, data and multimedia connectivity
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Broadcom Reports Second Quarter 2011 Results

in the home, office and mobile environments. With the industry’s broadest portfolio of state-of-the-art system-on-a-chip and embedded software solutions, Broadcom is changing the world by Connecting everything®. For more information, go to www.broadcom.com.
Note Regarding Use of Non-GAAP Financial Measures
Broadcom reports the following measures in accordance with GAAP and on a non-GAAP basis: (i) cost of product revenue, (ii) product gross profit, (iii) product gross margin, (iv) net income and (v) diluted net income per share. Broadcom’s presentation of non-GAAP cost of product revenue, non-GAAP product gross profit, and non-GAAP product gross margin excludes certain charges related to acquisitions, stock-based compensation expense and employer payroll tax expense on certain stock option exercises. In addition to the exclusions noted above, our non-GAAP net income and diluted net income per share (EPS) also exclude settlement costs, charitable contributions, non-recurring legal fees and impairment of long-lived assets. Stock-based compensation expense primarily includes the impact of stock options and restricted stock units issued by Broadcom. Reconciliations of our GAAP to non-GAAP financial measures for the three and six months ended June 30, 2011 and 2010 appear in the financial statements portion of this release under the heading “Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments.”
Broadcom believes that the presentation of these non-GAAP measures provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. Broadcom’s management believes that the use of these non-GAAP financial measures provides consistency and comparability among and between results from prior periods or forecasts and future prospects, and also facilitates comparisons with other companies in our industry, many of which use similar non-GAAP financial measures to supplement their GAAP results. Broadcom’s management has historically used these non-GAAP financial measures when evaluating operating performance, because we believe that the inclusion or exclusion of the items described above provides insight into our core operating results,
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Broadcom Reports Second Quarter 2011 Results

our ability to generate cash and underlying business trends affecting our performance. Broadcom has chosen to provide this information to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means to evaluate our ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
For additional information on the items excluded by Broadcom from one or more of its non-GAAP financial measures, refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.
Cautions Regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the third quarter of 2011, and references to demand for our communications solutions. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to the following:
•	We face intense competition.

•	We depend on a few significant customers for a substantial portion of our revenue.

•	Our quarterly operating results may fluctuate significantly.

•	We face risks associated with our acquisition strategy.

•	We may fail to adjust our operations in response to changes in demand.

•	Our operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets we address.
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Broadcom Reports Second Quarter 2011 Results

•	Our stock price is highly volatile.

•	We may be required to defend against alleged infringement of intellectual property rights of others and/or may be unable to adequately protect or enforce our own intellectual property rights.

•	Our business is subject to potential tax liabilities.

•	We are subject to order and shipment uncertainties.

•	We manufacture and sell complex products and may be unable to successfully develop and introduce new products.

•	We are exposed to risks associated with our international operations.

•	We depend on third parties to fabricate, assemble and test our products.

•	We may be unable to attract, retain or motivate key personnel.

•	Government regulation may adversely affect our business.

•	There can be no assurance that we will continue to declare cash dividends.

•	Our articles of incorporation and bylaws contain anti-takeover provisions.

•	Our co-founders and their affiliates may control the outcome of matters that require the approval of our shareholders.
Our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements used in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Second Quarter 2011 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Income
(In millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net revenue:
Product revenue	$1,742	$1,547	$3,494	$2,951
Income from Qualcomm Agreement	51	51	103	103
Licensing revenue	3	7	15	13

Total net revenue	1,796	1,605	3,612	3,067
Costs and expenses:
Cost of product revenue	877	762	1,772	1,457
Research and development	504	421	1,002	842
Selling, general and administrative	183	144	361	277
Amortization of purchased intangible assets	8	5	15	8
Impairments of long-lived assets	74	—	83	—
Settlement costs (gains), net	(45)	1	(50)	4
Charitable contribution	25	—	25	—

Total operating costs and expenses	1,626	1,333	3,208	2,588

Income from operations	170	272	404	479
Interest income, net	—	2	—	5
Other income, net	2	2	—	5

Income before income taxes	172	276	404	489
Provision (benefit) for income taxes	(3)	(2)	1	1

Net income	$175	$278	$403	$488

Net income per share (basic)	$0.33	$0.56	$0.75	$0.98

Net income per share (diluted)	$0.31	$0.52	$0.71	$0.92

Weighted average shares (basic)	535	501	537	498

Weighted average shares (diluted)	558	538	567	533

Dividends per share	$0.09	$0.08	$0.18	$0.16

     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of income above:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Cost of product revenue	$6	$5	$13	$12
Research and development	97	84	199	173
Selling, general and administrative	33	30	69	61
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Broadcom Reports Second Quarter 2011 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Operating activities
Net income	$175	$278	$403	$488
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28	18	51	38
Stock-based compensation expense:
Stock options and other awards	34	29	74	64
Restricted stock units	102	90	207	182
Acquisition-related items:
Amortization of purchased intangible assets	22	14	44	24
Impairment of long-lived assets	74	—	83	—
Non-cash settlement gain	(14)	—	(14)	—
Changes in operating assets and liabilities:
Accounts receivable	93	(81)	152	(175)
Inventory	34	(86)	82	(120)
Prepaid expenses and other assets	(4)	10	(32)	23
Accounts payable	(71)	58	(141)	102
Deferred revenue and income	(10)	(9)	(19)	(19)
Accrued settlement costs	3	(162)	3	(163)
Other accrued and long-term liabilities	23	37	(71)	20

Net cash provided by operating activities	489	196	822	464

Investing activities
Net purchases of property and equipment	(52)	(29)	(97)	(47)
Net cash paid for acquired companies	(344)	—	(344)	(102)
Purchases of strategic investments	—	(3)	—	(8)
Purchases of marketable securities	(770)	(418)	(1,424)	(483)
Proceeds from sales and maturities of marketable securities	1,065	181	1,860	370

Net cash used in investing activities	(101)	(269)	(5)	(270)

Financing activities
Repurchases of Class A common stock	(249)	(121)	(670)	(275)
Dividends paid	(49)	(40)	(97)	(80)
Payment of assumed debt	—	—	—	(15)
Proceeds from issuance of common stock	104	164	216	246
Minimum tax withholding paid on behalf of employees for restricted stock units	(34)	(34)	(91)	(63)

Net cash used in financing activities	(228)	(31)	(642)	(187)

Increase (decrease) in cash and cash equivalents	160	(104)	175	7
Cash and cash equivalents at beginning of period	1,637	1,508	1,622	1,397

Cash and cash equivalents at end of period	$1,797	$1,404	$1,797	$1,404

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	June 30,	December 31,
	2011	2010
	(In millions)
Cash and cash equivalents	$1,797	$1,622
Short-term marketable securities	829	1,035
Long-term marketable securities	1,174	1,401

Total cash, cash equivalents and marketable securities	$3,800	$4,058

Decrease from prior year end	$(258)

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Broadcom Reports Second Quarter 2011 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In millions)

	June 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$1,797	$1,622
Short-term marketable securities	829	1,035
Accounts receivable, net	680	820
Inventory	546	598
Prepaid expenses and other current assets	125	109

Total current assets	3,977	4,184
Property and equipment, net	319	266
Long-term marketable securities	1,174	1,401
Goodwill	1,820	1,677
Purchased intangible assets, net	488	366
Other assets	57	50

Total assets	$7,835	$7,944

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$471	$604
Wages and related benefits	129	208
Deferred revenue and income	37	55
Accrued liabilities	417	404

Total current liabilities	1,054	1,271
Long-term debt	697	697
Other long-term liabilities	207	150
Commitments and contingencies
Shareholders’ equity	5,877	5,826

Total liabilities and shareholders’ equity	$7,835	$7,944

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Broadcom Reports Second Quarter 2011 Results

BROADCOM CORPORATION
Unaudited Schedule of Selected GAAP to Non-GAAP Adjustments
(In millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Product revenue	$1,742	$1,547	$3,494	$2,951
GAAP cost of product revenue	877	762	1,772	1,457

GAAP product gross profit	$865	$785	$1,722	$1,494

GAAP product gross margin	49.6%	50.8%	49.3%	50.6%

Cost of product revenue:
GAAP cost of product revenue	$877	$762	$1,772	$1,457
Stock-based compensation & related payroll taxes	(6)	(5)	(13)	(12)
Amortization of purchased intangible assets & acquired inventory	(19)	(12)	(39)	(23)

Non-GAAP cost of product revenue	$852	$745	$1,720	$1,422

Product revenue	$1,742	$1,547	$3,494	$2,951
Non-GAAP cost of product revenue	852	745	1,720	1,422

Non-GAAP product gross profit	$890	$802	$1,774	$1,529

Non-GAAP product gross margin	51.1%	51.8%	50.8%	51.8%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
GAAP net income	$175	$278	$403	$488
Adjustments:
Stock-based compensation and related payroll taxes	137	122	285	250
Amortization of purchased intangible assets & acquired inventory	27	17	54	31
Impairment of long-lived assets	74	—	83	—
Settlement costs (gains), net	(45)	1	(50)	4
Charitable contributions	25	—	25	—
Non-recurring legal fees	25	—	25	—

Total GAAP to Non-GAAP adjustments	243	140	422	285

Non-GAAP net income	$418	$418	$825	$773

Shares used in calculation — diluted (GAAP)	558	538	567	533
Non-GAAP adjustment	26	27	24	27

Shares used in calculation — diluted (Non-GAAP)*	584	565	591	560

GAAP diluted net income per share	$0.31	$0.52	$0.71	$0.92

Non-GAAP diluted net income per share	$0.72	$0.74	$1.40	$1.38

*	Represents the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
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Broadcom Reports Second Quarter 2011 Results

BROADCOM CORPORATION
Guidance for the Three Months Ending September 30, 2011

Three Months Ending
September 30, 2011
Total Net Revenue (in billions)	$1.9 — $2 billion

Product Gross Margin (GAAP)	Flat to up slightly

Research & development and selling, general, and administrative expenses (GAAP)	Flat to down $10 million from Q2’11 GAAP results
Broadcom has based the preceding guidance for the three months ending September 30, 2011 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of July 25, 2011. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions regarding Forward-Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2010, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, to reflect future events or circumstances.
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